Exhibit 99.1

Welcome Investors March 2022 Welcome Investors August 2023

Forward Looking Statements

Certain statements in this presentation may be considered "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements generally relate to future events or the Company's future financial or operating performance and may be identified by words such as "may," "should," "expect," "intend," "will," "estimate," "anticipate," "believe," "predict," or similar words. These forward-looking statements are based upon assumptions made by the Company as of the date hereof and are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements include, among other things, statements regarding: the Company's prospects, anticipated advantages the Company expects to realize from its acquisition strategies, the Company's financial performance, targets, goals, and metrics, the Company's revenue, gross margin and operating margin targets, participation in multiple markets, its engineering and product development resources, the benefits of the Company's product development business (including its margin and customer relationship), the Company's business opportunities and competitive advantages, the Company's growth potential and strategies for growth, and statements about customer and industry demand.

Investors are cautioned that such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, including without limitation risks associated with the identification of suitable acquisition candidates and the successful, efficient execution of acquisition transactions and integration of any such acquisition candidates, economic conditions that affect sales of the products of the Company's customers, adverse changes in general economic and geopolitical conditions, including, without limitation, global supply chain disruptions, labor cost increases and inflation, the ongoing conflict between Russia and Ukraine and the adverse effect such conflict has or may have on our business and results of operations, the ability of the Company to obtain new customers, the ability of the Company to fulfill its obligations on long-term contracts and to retain current customers, particularly our customer who accounted for more than 20% of our revenue for the six month period ending June 30, 2023, the ability of the Company to maintain and grow its current margins, the ability of the Company to achieve its revenue, gross margin and operating margin targets, the Company's ability to adapt to changing market needs and other factors as well as other risks and uncertainties that are detailed in the documents filed by the Company with the Securities and Exchange Commission ("SEC"). Accordingly, actual results may differ materially. The risks and uncertainties included above are not exhaustive. Readers are referred to the documents filed by the Company with the SEC, specifically the last reports on Forms 10-K and 10-Q. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statement to reflect any change in the Company's expectations or any change in events, conditions or circumstances on which any such statement is based.

Use of Non-GAAP Financial Measures

This presentation includes non-generally accepted accounting principles ("GAAP") performance measures. The Company uses these non-GAAP financial measures to facilitate management's financial and operational decision-making, including evaluation of the Company's historical operating results. The Company's management believes these non-GAAP measures are useful in evaluating the Company's operating performance and are similar measures reported by publicly listed U.S. competitors, and regularly used by securities analysts, institutional investors, and other interested parties in analyzing operating performance and prospects. These non-GAAP financial measures reflect an additional way of viewing aspects of the Company's operations that, when viewed with GAAP results and the reconciliations to corresponding GAAP financial measures, may provide a more complete understanding of factors and trends affecting the Company's business. By providing these non-GAAP measures, the Company's management intends to provide investors with a meaningful, consistent comparison of the Company's performance for the periods presented. These non-GAAP financial measures should be considered supplemental to, and not a substitute for, financial information prepared in accordance with GAAP. The Company's definition of these non-GAAP measures may differ from similarly titled measures of performance used by other companies in other industries or within the same industry.



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Who We Are UFP Technologies is a design, engineering, and custom manufacturer of comprehensive solutions for medical devices, sterile packaging, and other highly engineered custom products. 3 Ticker: UFPT Headquarters: Newburyport, MA Annual Revenue: ~$390 million 3,000+ Employees/ Temps Established: 1963 13 Manufacturing Facilities Key Stats: 5 Design R&D Centers Market Cap: ~$1.25 Billion 1 Share Count: ~7.6 million 1 1. As of 8/16/2023

We help our customers develop, improve, manufacture, or protect their products through: 4 Design & engineering capabilities Materials expertise Strategic locations Precision manufacturing Shaping Innovation

Our Process Innovative process from design and engineering to manufacturing and delivery 5

Product Development Business 6 We bring deep experience in flexible material - based device manufacturing, from components and packaging, to final device assembly High Margin Added Expertise Stronger Customer Relationships Long Term Manufacturing 1 2 3 4 BENEFITS

Primary Focus Areas 86% 14% • Automotive • Aerospace & Defense • Industrial / Other Single use and single patient, polymer based medical devices and sterile packaging. Custom engineered components and protective solutions incorporating highly specialized materials for: 7

MedTech

$489 billion, 5.5% CAGR[1]

Global Medical Device Market

- Customers include 25 of the top 30 largest medical device manufacturers in the world[2]

Applications Expertise

- Robotic Surgery Drapes
- Orthopedic Sterile Packaging
- Catheter & Guidewire Sterile Packaging
- IV Port Cleaners
- Surgical Site Preparation
- Minimally Invasive Surgery Ports
- Negative Pressure Wound Therapy
- MedSurg Beds

MedTech Revenue Breakdown By Segment



Therapeutics
Products for faster recovery or assisting in activities of daily living
Wound Care
Negative Pressure Wound Care components to promote faster healing
Other
Diagnostics
Components for imaging and test equipment
Robotic Surgery
Sterile barrier drapes to mitigate infections, protect healthcare workers, and improve patient outcomes
Surfaces & Support
Beds, positioning devices, & temperature control pads
Infection Prevention
Products to prevent and control hospital acquired infections (HAI)
terventional & Surgical
Devices, sub-assemblies, components & packaging used during surgical procedures
Orthopedics
Sterile barrier protective packaging for implants
31%
25%
10%
9%
8%
5%
5%
3%
4%

1. Fortune Business Insights - $489 billion as of 2021. 5.5% CAGR for a forecast period of 2022-2029.
2. Medical Design & Outsourcing

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MedTech Portfolio Robotic Drapes Revascularization Device Needleless Injection Port Cleaner MedSurg Bed Negative Pressure Wound Therapy Compression Device 9

Advanced Components 10 INDUSTRIAL AUTOMOTIVE AEROSPACE & DEFENSE Highly engineered components and packaging used in targeted large and growing niches Our products are present on many of the world’s leading brands including GM, Ford, Mercedes, Tesla, Boeing and Lockheed Martin UFP Differentiation Precision molding Innovative design engineering Material expertise Complex laminated composites Dedicated in house tooling & equipment manufacturing AS9100 certified Strategic manufacturing locations 1 2 3 4 5 6 7

Advanced Components Product Portfolio Military Gear Protective Helmets Law Enforcement Protective Cases Automotive Interior Trim 11

Growth Strategy 12 Internal Growth: Market To Our Sweet Spot Strategic Acquisitions TWO - PRONGED

13 Organic Growth Opportunity Focus on high growth niche segments (MedTech – approximately 86% of revenue and growing) » Single - use, single - patient » Customer funded development Market to our sweet spot and differentiated capabilities » Leverage technology differentiation » Engineering resources » Exclusive access to specialty materials » Scale (footprint, clean room manufacturing) Expand business with existing customers » Offer complementary products and services » Additional value - add services

14 Acquisition Growth Opportunity Continue to Focus on Higher - Growth, Higher - Margin MedTech Opportunities that Create Value » Become more valuable to our customers » Strategic focus – new capability, geography, market penetration, materials, products » Add scale » Look for synergistic opportunities » Cultural fit Goal is for acquisitions to be accretive within the first year. Experienced and disciplined management team with 14 acquisitions completed

International Footprint 15 Galway, Ireland » Cleanroom manufacturing » Catheter & guidewire dispensers » Finished devices Tijuana, Mexico » Cleanroom manufacturing » MedSurg mattresses » Catheter & guidewire dispensers Costa Rica » Cleanroom manufacturing » Catheter & guidewire dispensers » Finished devices Dominican Republic » Robotic surgery drapes » Equipment drapes » Fluid warming basins International Locations

Why Invest? 16 Significant market growth opportunities Barriers to entry Strong customer relationships Experienced management team Proven growth strategy Attractive financial metrics

17 Significant Market Growth Opportunities Market Focused On » Better Patient Outcomes » Infection Prevention » Reducing Healthcare Costs Addressable market is growing International Footprint » Bringing New Opportunities

Barriers To Entry » Advanced systems (extensive quality certifications) » In addition to existing equipment, engineers will design product specific innovations in order to meet customer needs Systems » In - house custom equipment manufacturing capabilities Custom Equipment » 20 patents relating to foam, packaging, tool control, radio frequency welding, automotive super - forming processes, and other products Intellectual Property » Global footprint – competition is generally smaller companies that have limited resources and access to materials Scale » Veteran engineering team for product design and development; more than 90 members of the engineering group Engineering Resources » Offers broad array of materials to meet customer needs » Almost 60 years in business and strong supplier relationships » Exclusive access to several specialty medical grade materials Greater Access to Materials 18

Management Team 19 Chris Litterio SVP, Human Resources & General Counsel Former Managing Partner and head of employment law at a major Boston law firm; 6 - years at the company Steve Cardin VP & COO, MedTech 28 years in the medical device industry; 4 - years at the company Jason Holt CCO, MedTech / VP & GM, Advanced Components Former VP & GM at ITW; 5 - years at the company R. Jeffrey Bailly Chairman, CEO & President 35 - year history at the company Ronald Lataille CFO, Sr. VP & Treasurer 26 - year history at the company Mitchell Rock President, MedTech 30 - year history at the company.

Proven Growth Strategy 20 Creating Shareholder Value

Financial Targets 21

Financial Targets 22 3 to 5 Year Financial Targets 12 - 18% Revenue Growth 28 - 31% Gross Margin 15 - 18% Operating Margin

12% to 18 % Targeted Revenue Growth Internal Growth + Acquisitions $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 2018 2019 2020 2021 2022 June 2023 TTM 23 Revenue 1. TTM = The 12 month period ended June 30, 2023 1

Gross Margin Target – 28% to 31% Operating Leverage from Mix Shift + Acquisition synergies + Efficiencies 24 Gross Profit Margin Target: 28 - 31% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 2018 2019 2020 2021 2022 Q2 2023 YTD

Operating Margin Target - 15% to 18% Operating leverage from mix shift + acquisition synergies + efficiencies 25 Adjusted* Operating Margin Target: 15 - 18% *See non - GAAP reconciliation on slide 29 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 2018 2019 2020 2021 2022 Q2 2023 YTD

Growing Book Value 26 $1.26 $1.93 $2.63 $1.77 $2.09 $5.45 $6.45 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 2017 2018 2019 2020 2021 2022 June 2023 TTM * EPS Book Value / Share Book Value EPS 1 1. TTM = The 12 month period ended June 30, 2023

UFP Historical Stock Performance 20 Years



15000%
14000%
13000%
12000%
11000%
10000%
9000%
8000%
7000%
6000%
5000%
4000%
3000%
2000%
1000%
0%
14,962%
361%
313%
7/25/03
7/25/05
7/25/07
7/25/09
7/25/11
7/25/13
7/25/15
7/25/17
7/25/19
7/25/21
7/25/23
UFP Technologies Inc (UFPT) Price % Change
Russell 2000 (^RUT) Level % Change
S&P 500 (^SPX) Level % Change

*Measured as the percent increase from July 25, 2003 through July 25, 2023.

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R. Jeffrey Bailly Chairman, CEO & President Newburyport, Massachusetts Ronald Lataille CFO, Sr. VP & Treasurer Newburyport, Massachusetts UFP Technologies 100 Hale St. Newburyport, MA 01950 978 - 352 - 2200 investorinfo@ufpt.com www.ufpt.com

Appendix Reconciliation of Non - GAAP Results (in Millions) 2018 2019 2020 2021 2022 Q2 2023 Revenue, As Reported $ 190.5 $ 198.4 $ 179.4 $ 206.3 $ 354.0 $ 197.8 Operating Income, as reported 19.6 24.7 16.7 21.2 55.4 29.9 Add: Acquisition/ Restructuring related Costs 1.1 - - 0.4 1.0 - Add earnout fair value adjustment - - - - 9.8 3.0 Less: Material overcharge Settlement (0.1) - - - - - Less: Gain or Add: Loss on Sale of fixed assets - - 0.5 - (6.1) 0.10 Less: Sale of MFT - - - - (15.6) - Adjusted Operating Income $ 20.6 $ 24.7 $ 17.2 $ 21.6 $ 44.5 $ 33.0 Adjusted Operating Margin 10.8% 12.4% 9.6% 10.5% 12.6% 16.7% 29